Exhibit B

Xerox Corporation

First Quarter 2004

Earnings Presentation

April 23, 2004

Anne Mulcahy

Chairman & CEO

Larry Zimmerman

Senior Vice President & CFO

Disclosures

“During this meeting, Xerox executives will make forward-looking statements. Actual results could differ materially from those projected in such forward-looking statements.

You can find information concerning certain factors that could cause actual results to differ materially in the Company’s 2003 10-K.

The Company does not intend to update any forward-looking statements made during this meeting.”

Anne Mulcahy

Chairman & CEO,

Xerox Corporation

First-Quarter Highlights

. Strong earnings of $0.25 including $0.08 gain on ContentGuard sale

. Improving revenue trends

- Equipment sales grew 9%

- Continued improvement in post-sale trends

. Effective execution of strategy

- ‘Color Everywhere’ success with 26% growth in color revenue

- Significant technology announcements—new Office and Production platforms

. Operating margin improvement and earnings expansion

. Excellent operating cash flow of $243 million

- Year-over-year improvement of $84 million

. Cash balance remains strong at $2.3 billion

Revenue Trends Continue to Improve

2003 2004

($M) Q1 Q2 Q3 Q4 Q1

Equipment Sales

Revenue $ 898 $ 1,023 $ 948 $ 1,381 $ 982

Growth 3% 8% 5% 11% 9%

Post Sale & Financing

Revenue $ 2,859 $ 2,897 $ 2,784 $ 2,911 $ 2,845

Growth (4%) (4%) (4%) (3%) —%

Total Revenue

Revenue $ 3,757 $ 3,920 $ 3,732 $ 4,292 $ 3,827

Growth (3%) (1%) (2%) 1% 2%

. Total Revenue grew 2%

. Continued Equipment Sales growth

. Improving trends in Post Sale & Financing

Increasing Proportion of Revenue in Growth Areas

Revenue % Growth

2004 2003 2004

($M) Q1 Q1 Q2 Q3 Q4 Q1

Growth Areas

Digital Office $ 1,683 8% 13% 8% 11% 9%

Digital Production 1,004 4% 5% 4% 9% 9%

Value Added Services 44 1% (4%) (12%) (11%) (2%)

Subtotal 2,731 7% 10% 6% 10% 9%

Growth areas as a        % of

Total Revenue 67% 69% 69% 72% 71%

Developing Markets 420 (19%) (11%) (2%) 1% 6%

Light Lens / SOHO 292 (29%) (31%) (33%) (32%) (37%)

Other 384 6% (9%) (1%) (18%) (3%)

Total Revenue $ 3,827 (3%) (1%) (2%) 1% 2%

Memo: Color Revenue $ 892 15% 19% 15% 20% 26%

Color as a        % of Total 23%

Production Segment Highlights

Total Revenue $(M)’s

$1,056 $1,094 Total Production 4%

$135 $90 Light Lens (33%)

$921 $1,004 Digital 9%

Q1 2003 Q1 2004

Q1 2004

Install Growth

Production Monochrome 28%

Production Color 27%

May 6: drupa 2004 sets the stage for expanded system and solution offerings in Production market

First-Quarter Highlights

. Strong initial demand for new DocuTech platform

- DocuTech 100/120 copier/printer installs began in March

. Xerox 2101 drives 28% growth in Production Monochrome:

B&W Publishing (22%)

Production Printing (4%)

Light Production 128%

. DocuColor 5252 and 6060 fuel 27% install growth in production color

- 10,000th entry color press installed in March

. DocuColor iGen3 market development continues through availability in new markets

- Over 10% of iGen3 customers have purchased multiple systems

Office Segment Highlights

Total Revenue

$1,820 $1,857 Total Office 2%

$279 $175 Light Lens (37%)

$1,541 $1,682 Digital 9%

Q1	2003 Q1 2004

$(M)’s

Q1 2004

Install Growth

Office B&W Digital Copiers & MFD’s 10%

Segments 1 & 2 33%

21-90 ppm (12%)

Office Color Copiers / 45%

MFD’s (11-40 ppm)

Color Printers 46%

First-Quarter Highlights

. Strong demand for Phaser 8400 solid ink color printer; offered at under $1000; launched in January

. DocuColor and WorkCentre systems fuel 45% growth in Office Color MFDs

. M15 and PE16 desktop multifunction devices drive 10% growth in Office Digital B&W

. Services-led technology wins expand Xerox’s relationships with large global enterprises

. Xerox office systems recognized with 8 industry awards – including two Editor’s Choice awards from PC Magazine

April: Launched lowest priced laser printers—Phaser 6100, Phaser 3130 May: New offerings in Segment 2

DMO Segment Highlights

Total Revenue $(M)’s

$395 $420 Total Revenue 6%

$89 $118 Equipment Sale 33%

$306 $302 Post Sale / Financing (1%)

Q1 2003 Q1 2004

% Growth

2003 2004

Revenue Trend Q1 Q2 Q3 Q4 Q1

Equipment Sale 17% 39% 33% 21% 33%

Post Sale & Financing (26%) (21%) (11%) (6%) (1%)

Total Revenue (19%) (11%) (2%) 1% 6%

First-Quarter Highlights

. Equipment Sales growth of 33 percent drives total revenue growth

. Post-sale revenue trend continues to moderate

. Accelerated demand for digital technology in Russia and Central & Eastern Europe; growing markets with strong business performance

Larry Zimmerman

Senior Vice President & CFO,

Xerox Corporation

Solid First Quarter Performance…

. Delivery on commitments

- Earnings better than expected: $0.25 including $0.08 gain on ContentGuard sale

- YOY earnings expansion

- Consistent, improving, predictable results

. Revenue transitioning to growth

- Total revenue grew 2%

- 5 quarters of equipment sales growth

- Improving post sale trend

- Growth in investment areas

- Color revenue grew 26% and represents 23% of total

. Operating margin expansion

- Operating margin* 6.2%—up 1.5 pts. YOY

- Significantly reduced interest expense

- 39.8% gross margin driven by mix

- SAG 27.1% of revenue

. Strengthened financial position

-$ 243 million operating cash flow

-$ 2.3 billion cash on hand

-$ 10.6 billion debt – down $3.7 billion YOY

- Non-financing debt/capital ratio 36%—down from 69%

…demonstrates the model is working

* Operating margin is based on a pro-forma measure as noted on slide 12. See reconciliation of “pro-forma” measures to “as reported” on slide 20.

Strong, Predictable, Improving Earnings

First Quarter 2004 B/(W)

($            millions except per share data) 2004 2003 2003

Equipment Sale Revenue $ 982 $ 898 9%

Post Sale / Financing 2,845 2,859 —

Total Revenue $ 3,827 $ 3,757 2%

Gross Margin 39.8% 41.9% (2.1)pts

R&D        % of Revenue 5.0% 6.3% 1.3 pts

SAG        % of Revenue 27.1% 27.1% —

Other, Net $ 87 $ 157 $ 70

Provision for Litigation $ — $ 300 nm

Operating Profit Margin – as reported* 5.3% (3.9%) 9.2 pts

Operating Profit Margin – pro forma* 6.2% 4.7% 1.5 pts

Effective Tax Rate 33.2% (45.9%) nm

Gain on Sale of ContentGuard, net of tax $ 83 $ — nm

Net Income / (Loss) $ 248 $ (65) $ 313

Diluted EPS $ 0.25 $ (0.10) $ 0.35

* Operating profit refers to “pre-tax income (loss)” in our financial statements. See reconciliation of “as reported” to “pro-forma” on slide 20.

Increasing Proportion of Revenue in Growth Areas

Revenue % Growth Q1 2004

2004 2003 2004 Effect on

Overall

($M) Q1 Q1 Q2 Q3 Q4 Q1 Growth

Growth Areas

Digital Office $ 1,683 8% 13% 8% 11% 9%

Digital Production 1,004 4% 5% 4% 9% 9%

Value Added Services 44 1% (4%) (12%) (11%) (2%)

Subtotal 2,731 7% 10% 6% 10% 9%

Growth areas as a        % of

Total Revenue 67% 69% 69% 72% 71% 6 pts

Developing Markets 420 (19%) (11%) (2%) 1% 6% 1 pt

Light Lens / SOHO 292 (29%) (31%) (33%) (32%) (37%) (4) pts

Other 384 6% (9%) (1%) (18%) (3%) (1) pt

Total Revenue $ 3,827 (3%) (1%) (2%) 1% 2% 2 pts

Memo: Color Revenue $ 892 15% 19% 15% 20% 26%

Color as a        % of Total 23%

Operating Margins Expanding

Gross Margin

Q1 2003 41.9%

Mix (1.2)pts

iGen3 sustaining engineering (0.4)pts

Productivity & Price (0.5)pts

Q1 2004 39.8%

Interest Expense

Non-financing

($M) Interest

Q1 2003 $146

Q1 2004 95

B/(W) $51

Improvement reflects impact of June 2003 recapitalization and other repayments

SAG

$M’s % Rev

Q1 2003 $ 1,020 27.1%

Infrastructure reductions, net (17)

Bad debt (14)

Currency 47

Q1 2004 $ 1,036 27.1%

R&D

$M’s % Rev

Q1 2003 $ 236 6.3%

iGen3 sustaining engineering (16)

Platform strategy efficiencies (27)

Q1 2004 $ 193 5.0%

YOY Operating margin up 1.5 pts – Operating profit up 35%*

* Operating margin and profit are based on pro-forma measures as noted on slide 12. See reconciliation of “pro-forma” measures to “as reported” on slide 20.

Cash Performance

$M’s Q1 2004

Cash Flows from Operations

Net Income $ 248

Depreciation and Amortization 175

Cash payments for restructurings (60)

Gain on sale of ContentGuard, net (83)

Decrease in finance receivables 178

Decrease in accounts receivable and billed portion of finance receivables 39

Increase in inventories (73)

All other (181)

Net cash provided by operating activities $ 243

Cash Flows from Investing $ 76

Cash Flows from Financing

Cash proceeds from new secured financings $ 504

Debt payments on secured financings (573)

Net cash payments on debt (409)

All other 4

Net cash used in financing activities $ (474)

(Decrease) in cash and cash equivalents $ (179)

Cash and cash equivalents balance $ 2,298

Continued Strengthening of Balance Sheet

Total Capitalization and Finance Receivables

Equity, preferred securities, & liabilities for trust preferreds

Debt

Finance receivables

18.4 4.1 8.8 14.3 3/31/2003

17.7 6.5 8.8 11.2 12/31/2003

17.4 6.8 8.4 10.6 3/31/2004

*Non-financing debt to capital utilizing 7:1 debt to capital for financing receivables

Debt to Capital

Q1 Q4 Q1

2003 2003 2004

Total Xerox 78% 63% 61%

Non-financing* 69% 39% 36%

Debt significantly reduced

Aligning debt with finance receivables

Leveraging finance receivables to provide efficient funding

Anne Mulcahy

Chairman & CEO,

Xerox Corporation

Summary

. Technology investments continue to fuel strong equipment sales

- Services-led offerings expand Xerox’s relationships with large enterprises

. Effective execution of strategy

- Business model yielding positive results

- Launch of new technology platforms

- Services momentum building

- Color everywhere

. More to come …

- Office, Production, and Services announcements

- Market expansion through new channels and partners

. Second quarter on track with 2004 direction

- Equipment sales growth

- Revenue growth in key investment areas

- Earnings improvement

The Document Company

Supplemental Information

Non-GAAP Measures

In an effort to provide investors with additional and useful information regarding the Company’s results of operations, the Company has disclosed certain pro-forma financial measures on pages 11, 12 and 14 of the Earnings Presentation that constitute non-GAAP financial measures, as defined under Regulation G promulgated pursuant to the Securities Exchange Act of 1934, as amended. These non-GAAP financial measures are consistent with the definition and presentation of “Segment Revenues and Operating Profit” in the earnings release (the “Segment Table”) and in “Segment Reporting” in Note 8 to the consolidated financial statements contained in our 2003 Annual Report on Form 10-K.

Our pro-forma operating profit, a non-GAAP financial measure, is identical to the Segment Operating Profit in the Segment Table and is calculated as the sum of Income (Loss) from Continuing Operations before Income Taxes and Equity Income and Equity in net income of unconsolidated affiliates, less the sum of Restructuring and asset impairment charges and the Provision for litigation. In calculating our first quarter 2003 pro-forma operating profit, this would have the effect of, among other things, excluding the $300 million provision recorded in connection with the Berger litigation. Our pro-forma operating margin, also a non-GAAP financial measure, is identical to the Total Operating Margin in the Segment Table and is based on the pro-forma operating profit noted above. Management believes these non-GAAP financial measures, which are consistent with our segment profitability measures, are useful to investors because management uses these same measures in evaluating the performance of the Company’s operations. A reconciliation of these non-GAAP financial measures and the most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles is set forth below:

2004 2003

Profit Profit

$M’s Margin $M’s Margin

Operating Profit as reported: Income (Loss) from

Continuing Operations before Income Taxes and

Equity Income $ 202 5.3% $ (146) (3.9%)

Restructuring and asset impairment charges 6 0.2% 8 0.2%

Provision for Berger litigation - - 300 8.0%

Equity in net income of unconsolidated affiliates 30 0.8% 14 0.4%

Operating Profit pro-forma (Segment Profit) $ 238 6.2% $ 176 4.7%

Memo: Total revenue $ 3,827 $ 3,757